As filed with the Securities and Exchange Commission on February 23, 1999

                                              1940 Act Registration No. 811-6187
                                                      1933 Act File No. 33-36454

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /_/
         Pre-Effective Amendment No.                             / /
         Post-Effective Amendment No.         10                 /X/

                                       and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  / /
         Amendment No.  10                                       /X/
                        (Check appropriate box or boxes)

                             ASM Index 30 Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

           15436 North Florida Avenue, Suite 110, Tampa, Florida 33613
               (Address of Principal Executive Offices) (Zip Code)

                                 (813) 963-3150
               Registrant's Telephone Number, Including Area Code

   S. Cash Ulmer, 15436 North Florida Avenue, Suite 110, Tampa, Florida 33613
                     (Name and Address of Agent for Service)

                     Please send copies of communications to
                           Steven M. Felsenstein, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                           Philadelphia, PA 19103-7098



It is proposed that this filing will become effective
      ___ immediately upon filing pursuant to paragraph (b)
      ___ on ____________ pursuant to paragraph (b)
       X  60 days after filing pursuant to paragraph (a)(1)
      ___ on ____________ pursuant to paragraph (a)(1)
      ___ 75 days after filing pursuant to paragraph (a)(2)
      ___ on ____________ pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
      ___ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[Front Cover]




                                                   ASM Index 30
                                                   Fund, Inc. Logo




                                                   ASM INDEX 30 FUND

                                                   15436 N. Florida Avenue
                                                   Suite 110
                                                   Tampa, Florida  33613
                                                   (800) 445-2763


                                                   PROSPECTUS

                                                   DATED MARCH __, 1999




                               A DIVERSIFIED, PURE NO-LOAD MUTUAL FUND



Everything you need to open your account is inside, including:

     Current Prospectus

     New Account Application

     New Account Information

     How to Contact ASM Index 30 Fund




As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities and does not guarantee the accuracy or completeness of this Prospectus. It is a criminal offense to imply or state otherwise.

                              [INSIDE FRONT COVER]



       Logos of Companies that Comprise the Dow Jones Industrial Average


 All trademarks are registered and printed with the permission of each company.

Table of Contents           Page                                         Page
-----------------           ----                                         ----
About the Fund                4                 Buying Shares             9
Performance Information       6                 Net Asset Value           9
Fees and Expenses             7                 Selling Shares           12
Management of the Fund        8                 Distribution and Taxes   13
Shareholder Investment                          Financial Highlights     15
Accounts                      9

ABOUT THE FUND

Investment Objective --

The investment objective of the ASM Index 30 Fund, Inc.(the "Fund") is to achieve total return through a combination of capital appreciation and current income.



Investment Approach --

The Fund limits its investments to the common stocks of the 30 companies that make up the well-known Dow Jones Industrial Average ("DJIA")*, all of which are listed on the New York Stock Exchange. The stocks of these companies are widely known and represent major American corporations engaged in a variety of industries. The Fund is sold directly to investors at the current net asset value without a sales charge or distribution (12b-1) charge.

The Fund invests at least 95% of the Fund's assets in an equal number of shares of each of these 30 companies, without regard to the share prices of the individual stocks, with the goal of tracking the total return of the DJIA. The balance of any assets not invested in these companies is normally held in cash or cash equivalents.

* "Dow Jones Industrial Average" and "DJIA" are the property of Dow Jones & Company. The ASM Index 30 Fund, Inc. is neither affiliated with, nor endorsed by, Dow Jones & Company.



Investment Risks --

There is no guarantee that the Fund will achieve its investment objective. Since the Fund limits its investments to 30 widely followed stocks, any number of factors, including market and economic conditions, can cause the Fund's performance to be lower or greater than that of other funds which invest in similar stocks. Because the prices of stocks fluctuate, your investment in the Fund will fluctuate, which means that you could lose money. However, stocks have historically been a popular choice of long term investors with specific investment goals.

Some of the risks of investing in the Fund include:

     Market Risk - Market risk is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as economic conditions, investor confidence and future expectations.

     Industry and Security Risk - Generally, this is the risk that the value of securities in a particular industry or the value of an individual stock or bond will decline because of changing expectations for the performance of that industry or for the individual company issuing the stock or bond.

The risks make it possible that one or more of the stocks held by the Fund may go down in value, which will affect the Fund's goal of increasing the total value of Fund shares. However, by limiting the stocks held by the Fund to 30 well-known, major American corporations, the potential for risk, while not eliminated, may be somewhat reduced. Please see the Statement of Additional Information for further discussion of these risks and other risk factors.

The Fund may not achieve its investment goals and it is not intended to serve as a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency.

PERFORMANCE INFORMATION

The charts that follow help to show the returns and risks of investing in the Fund. They show changes in the Fund's yearly performance over the life of the Fund and compare the Fund's average annual returns for the past one-year, five-year, and the life of the Fund to those of the DJIA during each period. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Funds to other funds. You should keep in mind that the Fund's past performance is not necessarily an indication of the Fund's future performance.

             ASM INDEX 30 FUND TOTAL RETURN AS OF 12/31 EACH YEAR

                                [OBJECT OMITTED]

         Best Quarter:  Q2 1997  17.08%    Worst Quarter:  Q3 1998    -11.72%

The Fund's fiscal year end is October 31st. For the period from November 1, 1998 through January 31, 1999 the Fund's total return was 8.39%.

* Not Annualized.  Shares of the Fund were first sold on March 4, 1991.



         Average Annual Total Returns (for the periods ending 12/31/98)

                                                         Since Commencement of
                                                              Operations
                        Past One Year   Past Five Years     March 4, 1991

ASM Index 30 Fund, Inc.     16.78%           18.71%             12.87%
Dow Jones Industrial        18.13%           22.25%             18.79%
Average++


++ The DJIA is a composite of the common stocks of 30 widely held, well known large capitalization domestic corporations. The DJIA's performance assumes reinvestment of all dividends and distributions and does not reflect any asset-based charges for investment management or other expenses.

FEES AND EXPENSES

The following table describes the fees and expenses that you would pay in connection with an investment in the Fund. Annual Fund operating expenses are deducted from the Fund's assets. The purpose of this table is to assist in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of past or future expenses and actual expense may be greater or less than those shown.

        ---------------------------------------------------------------------
                            Shareholder Transaction Fees
                     (Fees paid directly from your investment)
        ---------------------------------------------------------------------

        Maximum Sales Charge (load) on Purchases (as a             None
        percentage of offering price)
        Sales Charge on Reinvested Dividends                       None
        Redemption Fees                                            None 1
        Exchange Fees                                              None

        ---------------------------------------------------------------------
                           Annual Fund Operating Expenses
                   (Expenses that are deducted from Fund assets)
        ---------------------------------------------------------------------

        Advisory Fee                                              0.08%
        Other Expenses                                            0.83%
        ---------------                                          ------
        Total Fund Operating Expenses                             0.91% 2

        ---------------------------------------------------------------------

1 The Fund will deduct a redemption fee of up to 0.75% of the value of shares redeemed only if they are redeemed more than six (6) times per year. However, the redemption fee will not be applicable to shares held in omnibus accounts. This fee, which is applicable only to such short-term redemptions on certain accounts, is not reflected in the example below.

2 Effective March 1, 1999, the Fund's investment adviser has agreed that it will waive that portion, if any, of the annual management fees payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the Fund's Total Operating Expenses do not exceed, on an annualized basis, 0.18% of the average daily net assets of the Fund. The commitment to limit expenses does not include extraordinary expenses, and certain costs incurred by the Fund under a prior adviser may not be payable by the new investment adviser.



Expense Example --

This is an example of what you might pay in expenses over various time periods and will help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. It is based on the same hypothetical factors used by other funds in their prospectuses: a $10,000 investment, 5% total return each year and no change in Fund expense levels. This example is the same whether you sold your shares at the end of the period or kept them. This example is for comparison only since actual returns and expenses will be different.


                    One Year    Three Years      Five Years         Ten Years
Without Fee
Waiver or
Expense Limitation     $93        $290              $504             $1,120


MANAGEMENT OF THE FUND

The Fund is managed by the Board of Directors which is responsible for protecting the interests of shareholders. The members of the Board of Directors are experienced business persons who meet throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review Fund performance.

The Board appoints an investment adviser to manage the day-to-day operations of the Fund. The basis for this arrangement is detailed in an Investment Management Agreement between the Fund and the investment adviser.

The Fund's investment adviser is required to manage the Fund in accordance with its fundamental policy, which limits the Fund's investments to the common stocks of the 30 companies that comprise the DJIA. In doing so, the investment adviser is responsible for purchases and sales of the securities held by the Fund, including the reinvestment of the Fund's assets. As such, the investment adviser conducts the daily business affairs of the Fund and oversees investments in the Fund in keeping with its investment objective, policies and restrictions.

On February __, 1999, the Board appointed Orbitex Management, Inc. ("Orbitex"), 410 Park Avenue, New York, N. Y. 10022 to serve as the investment adviser to the Fund for an interim period of up to 120 days. The Board also recommended that shareholders approve (at a meeting to be called to consider this proposal) a tax-free reorganization of the Fund as a new series of an existing fund managed by Orbitex.

SHAREHOLDER INVESTMENT ACCOUNTS

BUYING SHARES

You may purchase shares of the Fund without any sales charge directly from the Fund or through an investment adviser, financial planner, broker, dealer or other investment professional. You may buy shares at the Fund's Net Asset Value ("NAV"), which is calculated at the close of business (currently 4:00 pm Eastern time) each day that the New York Stock Exchange is open. The NAV is determined by dividing the value of the Fund's securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding. The Fund's securities are valued each day at their market value, which usually means the last quoted sale price on the security's principal exchange on that day.


The following chart shows the minimum investments required to open an account:

                                                                     Minimum
                                           Minimum Initial         Additional
Type of Account                               Investment            Investment

Regular Accounts                                $1,000                 $100

Automatic Investment Plan                       $1,000                 $100

Regular, Spousal, Roth and
Educational IRAs+                                $500                  $100


Only investments in U.S. dollars are accepted. Third party checks are not acceptable. A fee may be charged for a check that does not clear and the Fund reserves the right to refuse any investment.


+ For IRA accounts - Please call us at 1-800-445-2763 to obtain the required forms to establish any of the IRAs currently available.


Share Exchange Privilege --

You may exchange shares you own (minimum, $2,500) for shares of the Flex-Funds Money Market Fund, provided such shares are offered in your state of residence. The exchange request may be made by phone or by mail. Be sure to obtain and read the current prospectus of the Flex-Funds Money Market Fund before you make the exchange. All new accounts resulting from a share exchange will be subject to the same privileges as your original account. Currently there is no charge applicable for share exchanges. Such exchange of shares, however, is considered a taxable event for IRS purposes. The Fund may change, discontinue or temporarily suspend this exchange privilege during unusual market conditions or upon 60 days' notice to shareholders.


Automatic Investment Plan --

Shareholders may elect to automatically make investments in the Fund ($100 minimum per transaction) by completing the section of the account application for this purpose. There is no charge for this service. However, the transfer agent will impose a fee if sufficient funds are not available in your account at the time of the automatic transaction.


Account Statements and Reports --

Every Shareholder will receive an account statement that describes transactions processed in an account. In addition, every Shareholder will receive a statement whenever the Fund declares a dividend or distribution. Shareholders will also receive a year-end statement providing information for tax purposes as well as Annual and Semi-Annual Reports for the Fund.

How to Open an Account --

--------------------------------------------------------------------------------
New Accounts                                Add to Accounts
--------------------------------------------------------------------------------
In Writing:

Complete and sign the application and       On the investment slip, fill in the
mail the application along with your        amount you are enclosing, write
check to :                                  your account number on your check
                                            and mail to:
--------------------------------------------------------------------------------
                              THE ASM INDEX 30 FUND
                       c/o Mutual Funds Service Co., Inc.
                       P. O. Box 7177, 6000 Memorial Drive
                                Dublin, OH 43017
--------------------------------------------------------------------------------
By Phone - Federal Funds Wire:

Call first to obtain an account number      Instruct your bank to send your
and complete the required information       investment by wire as follows:
on the application.  Instruct your bank
to wire your investment to:
--------------------------------------------------------------------------------
                 Star Bank, N.A., Cinti/Trust, ABA # 0420-0001-3
              Attn: ASM Index 30 Fund, credit account # 480389436
                      Name(s) of registered Shareholder(s)
              Personal Account Number (Your ASM 30 Fund a/c number)
--------------------------------------------------------------------------------
Automatically:

Complete the required information on        Call us to request the appropriate
the application and send it with your       forms and instructions.
initial investment to:
--------------------------------------------------------------------------------
                              THE ASM INDEX 30 FUND
                       c/o Mutual Funds Service Co., Inc.
                       P. O. Box 7177, 6000 Memorial Drive
                                Dublin, OH 43017
--------------------------------------------------------------------------------

SELLING SHARES

You may sell shares of the Fund that you own back to the Fund at any time. The price per share will be the next NAV determined after you request is accepted in good order by the Fund's transfer agent. A request for a sale of shares will be processed promptly and you can generally expect to receive a check for the proceeds within a week (7 days). No fees are imposed by the Fund when shares are sold. You may redeem by telephone up to 3:00 P.M. EST.

How to Sell Your Shares --

In Writing:                                 Mail to:

Send a written letter of instruction signed
by all registered owners indicating:        The ASM Index 30 Fund
                                            c/o Mutual Fund Service Co., Inc.
Your name(s) on the account                 P.O. Box 7177
                                            6000 Memorial Drive
Your Account number                         Dublin, OH 43017

The dollar amount you wish to sell

How and where to send the proceeds (including signature guarantee(s) and other documentation, if required)

Please include signature(s) and other documentation if required.

By Phone:

Call us at 1-800-445-2763 with your request and a check will be sent to the address of record.

By Wire:

Call us at 1-800-445-2763 with your request and a federal funds wire will be transmitted to your bank based on the information you gave us on your account application


Certain written requests to sell shares require a signature guarantee. A signature guarantee is used to help protect you and the Fund from fraud. A signature guarantee for all registered owners is required under the following circumstances: redemptions of $25,000 or more, all requests where the address of record on the account was changed within the last 30 days, and when the proceeds are to be sent to a different payee or address of record.

You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call the Fund to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Additional Investment Information

The Fund reserves the right to make a "redemption in kind" (payment in portfolio securities rather than cash) if the amount to be redeemed is large enough to possibly affect Fund operations or if the redemption would otherwise disrupt the Fund. For example, the Fund may redeem shares in-kind if the amount represents more than 5% of the Fund's assets.

If you are selling shares recently purchased, your request may be delayed until payment for those shares has been confirmed by the transfer agent, but not in excess of 15 days.



DISTRIBUTIONS AND TAXES

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares.

Every January you will receive a statement that shows the tax status of distributions you received for the previous year. Distribution declared in October, November and December but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of The Flex-Funds Money Market fund is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

By law, the Fund must withhold 31% of your taxable distributions and proceeds if you do not provide your correct taxpayer identification number (TIN), or certify that your TIN is correct, or if the IRS instructs the Fund to do so.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to sate and local income tax. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

YEAR 2000

As with other mutual funds, financial and business organizations and individuals around the word, the Fund could be adversely affected if the computer systems used by its service providers do not properly process and calculate data-related information on or after January 1, 2000. This is commonly referred to as the "Year 2000 Issue." The Fund is taking steps to obtain satisfactory assurances that the Fund's major service providers are taking steps reasonably designed to address the Year 2000 Issue with respect to the computer systems that such service providers use. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the business of the Fund.



RECENT DEVELOPMENTS

The appointment of Orbitex as the Fund's investment adviser was approved by the Board to assure continuity of management upon the termination of the previous adviser as of the close of business on February 28, 1999. The Board has also proposed that shareholders approve a tax-free reorganization of the Fund with another fund advised by Orbitex.

FINANCIAL HIGHLIGHTS

The table below provides details of the Fund's performance for the fiscal years ended October 31 since the inception of the Fund on March 4, 1991. The line at the end of the first section, "Total Return (%)", shows the actual performance results experienced by the Fund for each period and the percentage by which an investment in the Fund would have increased (or decreased), assuming all distributions were reinvested each year. All of these figures were audited by the Fund's independent auditors, PricewaterhouseCoopers, LLP, or other accounting firms previously engaged by the Fund.

                                                             Years Ended October 31,
                                             1998       1997         1996          1995(a)     1994(a)
                                            -----------------------------------------------------------
Net Asset Value, Beginning of Year          $17.21     $14.13       $11.37          $9.78       $10.07

Income from Investment Operations:
         Net investment income                0.32       0.18         0.08           0.00         0.56
         Net gains (losses) from investments
         (realized and unrealized)            2.54       3.34         2.76           1.77        -0.16
                                           -------    -------       ------         ------       ------
Total from investment operations              2.86       3.52         2.84           1.77         0.40
                                           -------    -------       ------         ------       ------

Distributions:
         From net investment income          -0.27      -0.18        -0.07          -0.05        -0.52
         In excess of net investment income   0.00      -0.11        -0.01          -0.13         0.00
         From net realized gains             -0.78      -0.15         0.00           0.00         0.00
         Tax return of capital                0.00       0.00         0.00           0.00        -0.17
                                           -------    -------       ------         ------       ------
Total Distributions                          -1.05      -0.44        -0.08          -0.18        -0.69

Net asset value, end of period              $19.02     $17.21       $14.13         $11.37        $9.78
                                           =======    =======       ======         ======       ======

Total return                                 17.13%     25.18%       25.01%         18.10%        3.97%
                                           =======    =======       ======         ======       ======

Ratios/supplemental data:

         Net assets, end of period (000)   $29,535    $21,127       $9,315         $9,704       $7,277
         Ratio of expenses to average
           net assets*                        0.18%      0.42%        1.86%         3.01%**       0.75%
         Ratio of net investment
           income to average net assets*      1.60%      1.51%        0.53%          0.04%        2.17%
         Portfolio turnover rate***            196%       265%         391%           340%        1193%

* Ratios are presented net of fees voluntarily reduced. If such voluntary fee reductions had not occurred, the rations would have been as follows: ratio of net investment income to average net assets would have been 0.91%. 1.05%, 2.59%, 5.77%, 2.94% for 1998, 1997, 1996, 1995, and 1994, respectively; ratio of net investment income (loss) to average net assets would have been 0.87%, 0.88%, (0.20%), (2.72%) and (0.02%) for 1998, 1997, 1996, 1995 and 1994, respectively.
As a result of certain tax adjustments necessitated by the Fund's failure to qualify as a regulated investment company for the years ended October 31, 1995 and October 31, 1994, as well as other adjustments, the gross expense ratios previously reported for these periods have been restated.

** Includes $50,460 of interest expense not subject to the expense reimbursement agreement.

*** The Fund continues to be as fully invested in equities as possible. Therefore, portfolio turnover is higher than most equity mutual finds because purchases and sales of securities are necessary for settlement of transactions requested by Fund shareholders.

(a)  Audited by predecessor auditor.

[BACK COVER]


                                  ASM Index 30
                                 Fund, Inc. Logo


A Statement of Additional Information ("SAI") contains additional information about the Fund and is incorporated by reference into this Prospectus. The Fund's annual and semi-Annual Reports to shareholders contain additional information about the Fund's investments. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the fiscal year.

You may obtain a free copy of these documents by calling or writing the Fund:

BY TELEPHONE: 1-800-445-2763

BY MAIL:          ASM Index 30 Fund, Inc.
                  15436 N. Florida Avenue
                  Suite 110,
                  Tampa, Fl 33613

                  ASM Index 30 Fund, Inc.
                  c/o Mutual Funds Service Co., Inc.
                  6000 Memorial Drive
                  P. O. Box 7177
                  Dublin, OH 43017



You may review and copy the SAI and other information about the Fund by visiting the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or by visiting the Commission's Internet site at http://www.sec.gov. Copies of this information may also be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may call the Commission at 1-800-SEC-0330 for information about the operation of the public reference room.

(Investment Company Act No. 811-6187)

ASM INDEX 30 FUND, INC.

Statement of Additional Information

March __, 1999



This Statement of Additional Information (SAI) relates to the ASM Index 30 Fund, Inc., (the "Fund") which is a registered open-end management investment company, commonly known as a mutual fund. This SAI is not a prospectus and should be read in conjunction with the prospectus of the Fund dated March __, 1999.



Certain information from the Fund's Annual Report has been incorporated by reference into this SAI. To obtain a copy of the Prospectus or Annual Report for the Fund, please write to the Fund at 15436 North Florida Avenue, Suite 110, Tampa, Florida 33613, or call (813) 963-3150 or (800) 445-2763.

TABLE OF CONTENTS

                                                               Page
Fund History                                                     19

Description of the Fund and its investments and risks            19

         Investment Restrictions                                 19

         Repurchase Agreements                                   21

         Portfolio Turnover                                      22

Management of the Fund                                           22

Control Persons and Principal Holders of Securities              24

Investment Advisory and Other Services                           25

Brokerage Allocation and Other Practices                         27

Purchases, Redemptions and Pricing of Shares                     28

Taxation of the Fund                                             29

Calculation of Performance Data                                  31

Financial Statements                                             34

FUND HISTORY

The Fund was organized in the State of Maryland on April 25, 1990. The Fund is a diversified, open-end management investment company.

It is not contemplated that regular annual meetings of shareholders will be held. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. The Fund has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more directors. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Fund. The directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any director when requested in writing to do so by shareholders of record of not less than 10% of the Fund's outstanding shares. In addition, ten of the Fund's shareholders holding the lesser of $25,000 worth or one percent of the Fund's shares may advise the directors in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a director. The directors will then, if requested by the Applicants, mail at the Applicants' expense the Applicants' communication to all other shareholders.



DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The following information supplements the discussion of the Fund's investment objectives and policies.

The investment objective of the Fund is to provide total return through a combination of capital appreciation and current income. The Fund's investment policies are described in the Fund's prospectus.



INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its prospectus) as fundamental policies, which may not be changed without the favorable vote of the holders of a "majority," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Fund's outstanding voting securities. Under the 1940 Act, the vote of the holders of a majority of a Fund's outstanding voting securities means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Fund may not:

1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions.

2.       Make short sales of securities or maintain a short position.

3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow on an unsecured basis from banks for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of its total assets (not including the amount borrowed) and will not make investments while borrowings in excess of 5% of the value of the Fund's total assets are outstanding.

4. Buy or sell commodities or commodity futures contracts, or buy or sell real estate, real estate limited partnership interests or other interests in real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate).

5. Make loans (except for purchases of publicly-traded debt securities consistent with the Fund's investment policies).

6.       Make investments for the purpose of exercising control or management.

7. Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

8. Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry.

9. As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities:

The Fund may not:

10. Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues a single class).

11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or director of the Fund or of the Advisor owns more than 1/2 of 1% of the outstanding securities of such issuer, and such directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

12. Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange).

13. Invest in any security if as a result the Fund would have more than 5% of its total assets invested in securities of companies which together with any predecessor have been in continuous operation for fewer than three years.

14.      Invest in oil, gas or mineral related programs, partnerships or leases.



REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which the Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased security. The Fund maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement will provide additional collateral so that at all times the collateral is at least equal to the repurchase price.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Advisor to present minimum credit risks in accordance with guidelines established by the Board of Directors. The Advisor will review and monitor the creditworthiness of such institutions under the Board's general supervision. To the extent that the proceeds from any sale of collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss.

If the other party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there might be restrictions on the Fund's ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Fund intends to comply with provisions under such Code that would allow it immediately to resell the collateral.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate for each of the fiscal years ending October 31, 1997 and 1998 was 265% and 196%, respectively. The Fund continues to be 100% invested in equities. Therefore, almost all Fund portfolio turnover is a result of purchases and sale of securities necessary for settlement of transactions requested by Fund shareholders. High portfolio turnover may involve additional brokerage or tax consequences to the Fund and its shareholders. See "Dividends and Tax Status" in the Fund's Prospectus.



MANAGEMENT OF THE FUND

The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreement with its Advisor, Custodian and Transfer Agent. The day to day operations of the Fund are delegated to its officers, subject to the investment objectives and policies of the Fund and to general supervision by the Board of Directors. The directors and officers of the Fund and of the Advisor, their age, business addresses and principal occupations during the past five years are:

Directors & Officers                Position with Fund             Principal Occupation During
                                                                   the Past 5 Years

W. Keith Schilit,                   Director;  Chair, Audit        Faculty Member, Univ. of
Age 44                              Committee                      South Florida;
Catalyst Ventures                                                  President, Catalyst Ventures
4928 Bay Way Drive
Tampa, FL 33629


Daniel Calabria,                    Director                       Retired;  formerly Executive
Age 62                                                             Vice President, Wm. R. Hough
7068 South Shore Drive South                                       & Co.;  formerly President,
South Pasadena, FL 33707                                           Templeton Fund Management
                                                                   Corp.;  Trustee, IDEX
                                                                   Mutual Funds;  Trustee,
                                                                   Florida TaxFree Funds

                                       22

Jerome P. Feltenstein,              Director                       President, American Business
Age 64                                                             Associates, Inc.
61 Mimosa Drive
Cos Cob, CT 06807

Arthur Salzfass,                    Director                       Consultant, Micro Info;
Age 64                                                             Director, SBM Inc.;
98 Paulding Drive                                                  President, Rutledge Books,
Chappaqua, NY 10514                                                Inc.; Chief Operating
                                                                   Officer, Honi-Corp, Inc.;
                                                                   Chief Executive Officer and
                                                                   President, U.S. Fibercom,
                                                                   Inc.

Steven H. Adler (1), (2)            Former President, Secretary    President, Seretary and Director
Age 60                              and Director                   of Vector Index Advisers, Inc.,
                                                                   formerly, Vice President,
                                                                   George K. Baum & Co.

S. Cash Ulmer (2)                   Acting Chief Executive         Employee of the Fund; student,
Age 35                              Officer and Vice President     Stensen University College of Law
                                                                   and MBA program.

(1) denotes directors or officers who are "interested persons" of the Fund under the 1940 Act.

(2) On December 11, 1998, the Board of the Fund received and accepted Mr. Adler's request for an indefinite leave of absence. Mr. Adler has not participated in the business of the Fund as a director or officer since that date. Cash Ulmer was appointed by the Board of the Fund to serve as acting Chief Executive Officer effective as of Mr. Adler's leave of absence.


The following table shows the compensation paid by the Fund to the Directors of the Fund during the fiscal year ended October 31, 1998:

                               COMPENSATION TABLE
------------------------------ ---------------- -------------------- -------------- ------------------
                                                    Pension or         Estimated          Total
                                                    Retirement          Annual        Compensation
                                  Aggregate      Benefits Accrued      Benefits       From Fund and
                                Compensation      as Part of Fund        Upon         Fund Complex
  Name of Person, Position        from Fund          Expenses         Retirement    Paid to Directors
------------------------------ ---------------- -------------------- -------------- ------------------
Steven H. Adler* Former             None               None              None             None
President

W. Keith Schilit, Director         $5,500              None              None            $5,500

                                       23

Daniel Calabria, Director          $5,500              None              None            $5,500

Jerome P. Feltenstein,             $5,500              None              None            $5,500
Director

Arthur Salzfass, Director          $5,500              None              None            $5,500


The Fund pays fees of $4,000 per year plus $500 for each meeting attended by directors who are not "interested persons" of the Fund. Such directors are reimbursed for any expenses incurred in attending meetings. During the fiscal period ended October 31, 1998, directors fees and expenses totaled $22,000.

* On December 11, 1998, the Board of the Fund received and accepted Mr. Adler's request for an indefinite leave of leave of absence. Mr. Adler has not participated in the business of the Fund as a director or officer since that date.





CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

(a) As December 31, 1998, there were no control persons of the Fund.
(b) Principal Holders


As of January 31, 1999, the following persons held of record 5% or more of the outstanding shares of common stock of the Fund:


                Name & Address                                    % Ownership
Donaldson Lufkin & Jenrette                                        15.2%
Pershing Division
Jersey City, NJ  7303-2052

National Financial Services Corp.                                  13.8%
Church Street Station, 5th Floor
P.O. Box 3908
New York, NY  10008-3908

As of January 31, 1999, the officers and directors of the Fund owned less than 1% of the Fund.


INVESTMENT ADVISORY AND OTHER SERVICES

THE MANAGEMENT AGREEMENT

Subject to the supervision of the Board of Directors, current investment advisory and management services are provided to the Fund by Orbitex Management, Inc., (the "Advisor") pursuant to an Investment Management Agreement dated as of February 28, 1999 and effective March 1, 1999 (the "Agreement"). The Advisor is a New York corporation that is owned by a Zurich parent founded in 1986. The Orbitex Group of Companies currently manages approximately $1.2 billion of assets.

The Agreement was approved by the Board of Directors and by a majority of the directors who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Agreement or any other agreement related thereto ("Independent Directors") on February __, 1999. It will continue in effect for up to 120 days.

Under the Agreement, the Advisor provides a continuous investment program for the Fund and make decisions and place orders to buy, sell or hold particular securities. The Advisor also supervises all matters relating to the operation of the Fund and obtains for it corporate officers, clerical staff, office space, equipment and services. Under the Agreement, the Advisor is entitled to receive a monthly fee at an annual rate of 0.08 of 1% of the Fund's average daily net assets for services provided to the Fund. In addition to the fee payable to the Advisor, the Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage and futures commissions; (iii) insurance premiums; (iv) compensation and expenses of Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the custodian, shareholder, service or transfer agent; (vii) fees and expenses for registration or qualification of the Fund and its shares under federal or state securities laws; (viii) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders; (ix) other expenses incidental to holding any shareholder meetings; (x) dues or assessments of or contributions to the Investment Company Institute or any successor; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

The Advisor has agreed to limit expenses of the Fund to 0.18% of average net assets on an annual basis. This expense limitation commitment will remain in effect at least until the earlier of June 30, 1999 or the closing of the proposed tax-free reorganization which is to be submitted to the Fund's shareholders.

For the fiscal year ended 1998, the Fund's previous advisor waived fees and reimbursed the Fund for expenses in the amount of $242,280 which included management fees of $26,302. For fiscal years ended 1996 and 1997 the previous advisor was not entitled to any fees, and reimbursed the Fund for expenses in the amount of $89,199 and $180,781, respectively.

Under the terms of the Agreement, the Advisor will continue to use the administrative services of the present administrator for the Fund. The services provided under the Agreement are subject to the supervision of the officers and directors of the Fund, and include the day-to-day administration of matters related to the corporate existence of the Fund, maintenance of its records, preparation of reports, and assistance in the preparation of the Fund's registration statements under Federal and State laws.

The cost of distributing shares of the Fund is borne by the Advisor. Unaffiliated registered broker-dealers act as, or will act as distributor of Fund shares at no cost to the Fund.

The Agreement is terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days' written notice to the Advisors. The Agreement also may be terminated by the Advisor on 60 days written notice to the Fund. On December 23, 1998, the Board of Directors voted to approve the termination of the previous advisor effective at the close of business on February 28, 1999. The previous advisor served as investment adviser to the Fund until that date.


OTHER SERVICE PROVIDERS

PricewaterhouseCoopers LLP, 200 South Biscayne Boulevard, Suite 1900, Miami, Florida 33131, have been chosen to be Independent Auditors for the Fund.

The Fund employs Mutual Funds Service Co., P.O. Box 7177, 6000 Memorial Drive, Dublin, OH 43017 to provide fund administrative accounting and transfer agency services. For the administrative, accounting and transfer agency services provided, Mutual Funds Service Co., received $36,409, $52,791 and $76,464 for 1996, 1997, and 1998, respectively.

In addition, Star Bank, N.A., located at 425 Walnut Street, Cincinnati, Ohio 45201, serves as the Fund's Custodian.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the portfolio of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in its judgment, achieve the policy of "best execution," i,e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker. The Advisor also is authorized by Agreement to consider whether the broker provides research or statistical information to the Fund and/or other accounts of the Advisor.

The Agreement states that the commissions paid to brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. The Agreement provides that to demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor shall be prepared to show that commissions paid
(i) were for purposes contemplated by the Agreement; (ii) were for products or services which provide lawful and appropriate assistance to its decision-making process; and (iii) were within a reasonable range as compared to the rates charged by brokers to other institutional investors as such rates may become known from available information.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund, may be useful to it in managing the accounts of its other advisory clients, if any. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

During the fiscal years ended October 31, 1996, 1997 and 1998, the Fund paid a total of $124,142, $83,761 and $77,796.88 in brokerage commissions, respectively.


CAPITAL STOCK

The Fund is authorized to issue 1,000,000,000 shares of common stock, $.001 per value (the "Common Stock"). Shares of the Fund, when issued, are fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund in certain circumstances as described in the Fund's Prospectus under "How to Redeem Shares." All Fund shares are equal as to earnings assets and voting privileges. There are no conversion, preemption or other subscription rights. Under the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of the Fund outstanding is entitled to share equally in dividends and other distributions and in the net assets of the Fund on liquidation. Accordingly, in the event of liquidation, each share of the Fund's common stock is entitled to its portion of all the Fund's assets after all debts and expenses have been paid. The shares of the Fund do not have cumulative voting rights for the election of Directors.


PURCHASE, REDEMPTION, AND PRICING OF SHARES


NET ASSET VALUE

The net asset value of the Fund's shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (NYSE) (currently 4:00 p.m. Eastern time) each business day. Currently, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of Fund shares outstanding at such time.

Portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the exchange on which they are principally traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price on such exchanges. Securities listed on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last available sale price on NASDAQ prior to the time of valuation. Securities that are principally traded in securities markets, but not principally traded on securities exchanges or NASDAQ, are valued at the current bid price prior to the close of the NYSE. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors.


REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash.


TAXATION OF THE FUND

Distribution of net investment income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.


Distributions of capital gains. The Fund may derive capital gains and losses in connection with the sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.


Information on the tax character of distributions. The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you as ordinary income or capital gain a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.


Election to be taxed as a regulated investment company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributed to you. The Board of Directors reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determined such course of action to be beneficial to shareholders.

In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.


Excise tax distributions requirements. To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.


Redemption of Fund shares. Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of The Flex-Funds Money Market Fund, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.


All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.


Dividends-received deduction for corporations. As a corporate shareholder, you should note that 19.6% of the dividends paid by the Fund for the most recent fiscal year qualified for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

UNDERWRITERS

The costs of distributing shares of the Fund is borne by the Advisor. Unaffiliated registered broker-dealers act as, or will act as, distributor of Fund shares at no cost to the Fund.


CALCULATION OF PERFORMANCE DATA

From time to time the Fund may quote its average annual total return ("standardized return") in advertisements or promotional materials. Advertisements and promotional materials reflecting standardized return ("performance advertisements") will show percentage rates reflecting the average annual change in the value of an assumed initial investment in the Fund of $1,000 at the end of one, five and ten year periods. If such periods have not yet elapsed, data will be given as of the end of a shorter period corresponding to the duration of the Fund. Standardized return assumes the reinvestment of all dividends and capital gain distributions.

The Fund also may refer in advertising and promotional materials to its yield. The Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the net asset value of Fund shares. The Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty day period (net of expenses), dividing such income by the average number of Fund shares outstanding, and expressing the result as an annualized percentage based on the net assets value at the end of that thirty day period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the Fund's yield may not equal the dividend income actually paid to investors or the income reported in the Fund's financial statements.

In addition to standardized return, performance advertisements may also include other total return performance data ("non-standardized return"). Non-standardized return may be quoted for the same or different periods as those for which standardized return is quoted and may consist of aggregate or average annual percentage rate of return, actual year by year rates or any combination thereof.

All data included in performance advertisements will reflect past performance and will not necessarily be indicative of future results. The investment return and principal value of an investment in the Fund will fluctuate, and an investor's proceeds upon redeeming Fund shares may be more or less than the original cost of the shares.

Total return. Average annual total return quotations used in the Fund's advertising and promotional materials are calculated according to the following formula:

                                                          n
                                                  P (1 + T) = ERV

Where:

P equals a hypothetical initial payment of $1000.

T equals average annual total return.

n equals the number of years.

ERV equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).



Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. Average annual total return, or "T" in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.


                          Average Annual Total Returns
                     For the Periods Ended October 31, 1998

                                                         From March 4, 1991 to
  Past One Year              Past 5 Years                  October 31, 1998
     17.13%                     17.70%                          12.29%


Yield. Annualized yield quotations used in the Fund's advertising and promotional materials are calculated by dividing the Fund's interest income for a specified thirty-day period, net of expenses, by the average number of shares outstanding during the period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the net asset value per share at the end of the period. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Yield quotations are calculated according to the following formula:

                                       6
                 YIELD  =  2 [(a-b + 1) - 1 ]
                              ----
                               cd

Where

a = dividends and interest earned during the period.

b = expenses accrued for the period, net of reimbursements.

c = the average daily number of shares outstanding during the period that are entitled to receive dividends.

d = the maximum offering price per share on the last day of the period.

Except as noted below, in determining net investment income earned during the period ("a" in the above formula), the Fund calculates interest earned on each debt obligation held by it during the period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the period or, if the obligation was purchased during the period, the maturity by 360 and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest). Once interest earned is calculated in this fashion for each debt obligation held by the Fund, net investment income is then determined by totaling all such interest earned.

For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date.
For the 30-day period ended 10/31/98, the yield of the Fund was 1.7625%.

Other information. The Fund's performance data quoted in advertising and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in the Fund will fluctuate, and an investor's redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials the Fund may compare its performance with data published by Lipper Analytical Services, Inc. ("Lipper") or CDA Investment Technologies, Inc. ("CDA"). The Fund also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper or CDA. Advertising and promotional materials also may refer to comparisons of the Fund and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money Magazine, Forbes, Business Week, Financial World, and Barron's.

FINANCIAL STATEMENTS

PricewaterhouseCoopers, LLP serves as independent auditors for the Fund, and in its capacity as such, audits the financial statements contained in the Fund's Annual Report. The Fund's Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the [unqualified] report of PricewaterhouseCoopers, LLP for the fiscal year ended October 31, 1998 are included in the Fund's Annual Report to shareholders and are incorporated by reference in this Statement of Additional Information. You may request a copy of the Annual Report, without charge, by writing to the Fund or calling (800) 445-2763.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.

         (a)      Articles of Amendment*

         (b)      By-laws*

         (c)      Not Applicable.

         (d) Investment Advisory Agreement between ASM Index 30 Fund, Inc. and Orbitex Management, Inc. to be filed by amendment.

         (e)      Not Applicable.

         (f)      Not Applicable.

         (g)      Custodian Agreement*

         (h)      (1)      Transfer Agency Agreement*

                  (2)      Accounting Agreement*

         (i) Opinion concerning the legality of shares to be filed by amendment.

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         (j)      (1)      Consent of auditors is filed herewith as Exhibit
                           No. 23(j)(1).

                  (2)      Power of Attorney to be filed by amendment.

         (k)      Not Applicable.

         (l)      Not Applicable.

         (m)      Not Applicable.

         (n) Financial Data Schedule for the ASM Index 30 Fund is filed herewith as Exhibit No. 23(n).

         (o)     Not Applicable.

* Previously filed and incorporated by reference from Registration Statement on Form N-1A, File No. 33-36454, and Amendment Nos. 1. 2, 3 and 4.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

                  See "Management of the Fund" in Part A of this Registration Statement.

ITEM 25. INDEMNIFICATION.

                  As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article Tenth of the Fund Articles of Incorporation (Exhibit 1 to the Registration Statement) and section 2-418 of the Maryland General Corporation Law, officers and directors of the Registrant may be indemnified against liabilities in connection with the Registration, unless it is proved that (i) the act or omission of the director or officer was material to the cause of action adjudicated in the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) the director actually received an improper personal benefit in money, property or services, or (iii)in the case of a criminal proceedings, the director had reasonable cause to believe that the act of omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to the Distribution Agreement

                  (Exhibit 6 to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that the public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                  Section 2(d) of the Investment Management Agreement limits the liability of Vector Index Advisors, Inc. to losses resulting from a breach of fiduciary duty with respect to their receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in section 36(b) of the 1940 Act) or losses resulting from willful misfeasance, bad faith or gross negligence in performance of its duties and obligation under the Management Agreement.

                  The Registrant undertakes to apply the indemnification provisions of its Articles of Incorporation and the Investment Management Agreement in a manner consistent with the provisions of Sections 17(h) and (i) of the Investment Company Act.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

                  Reference is made to Part A of this Registration Statement and to Form ADV filed under the Investment Advisors Act of 1940 by Orbitex Management, Inc. (File No. 801-52312).

ITEM 27. PRINCIPAL UNDERWRITER

                  Not Applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

                  The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Registrant and Registrant's custodian and shareholder service agent, as follows: the documents required to be maintained by paragraphs
                  (4), (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant, and all other records will be maintained by the Custodian and Shareholder Service Agent.

ITEM 29. MANAGEMENT SERVICES.

                  All management-related service contracts are discussed in Parts A or B of this Registration Statement.

ITEM 30. UNDERTAKINGS.

                  Registrant hereby undertakes to conduct its operations in accord with the director removal and shareholder assistance provisions of Section 16(c) of the Investment Company Act of 1940.

                  Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Tampa, and State of Florida on the 18th day of February, 1999.

                          ASM Index 30 Fund, Inc.
                          Registrant

                          By: /s/ S. Cash Ulmer
                                 S. Cash Ulmer*
                                 Acting Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                            Title            Date



*____________________               Director         February 18, 1999
Steven H. Adler


/s/ Jerome Feltenstein              Director         February 18, 1999
Jerome Feltenstein


/s/ W. Keith Schilit                Director         February 18, 1999
W. Keith Schilit


/s/ Daniel Calabria                 Director         February 18, 1999
Daniel Calabria


/s/ Arthur Salzfass                 Director         February 18, 1999
Arthur Salzfass


/s/ S. Cash Ulmer                   Acting Chief     February 18, 1999
S. Cash Ulmer                       Executive Officer &
                                    Chief Financial Officer

* Steven H. Alder, Chief Executive Officer is on an indefinite leave of absence as a Director and Officer of the Fund.

                                  EXHIBIT INDEX


   FORM N-1A EXHIBIT NO.                                 EDGAR EXHIBIT NO.


23(j)(1)     Consent of Auditors                           Ex-23.23(j)(1)

23(n)        Financial Data Schedule                       Ex-23.23(n)